SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2018
Subsequent Events
SUBSEQUENT EVENTS

Bank of Nova Scotia Credit Facility Renewal

On January 29, 2019, the Company entered into an amending agreement with BNS to extend the maturity date of the 2018 facility (see note 17). Under the 2019 facility amendment, the maturity date has been extended to January 31, 2020. All other terms of the 2019 facility (tangible net worth covenant, pledged cash, investments amounts and security for the facility) remain unchanged from those of the 2018 facility, and the Company continues to have access to credit up to $24,000,000 the use of which is restricted to non-financial letters of credit in support of reclamation obligations.

The 2019 facility remains subject to letter of credit and standby fees of 2.40% (0.40% on the first $9,000,000) and 0.75% respectively.